Securities Act Registration No. 33-96634
                                     Investment Company Act Reg. No. 811-9094
   __________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. __        [_]

                         Post-Effective Amendment No. 2        [_]
                                     and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                           Amendment No. 3 [_]
                        (Check appropriate box or boxes.)
                             ______________________

                             LEUTHOLD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                       100 North Sixth Street, Suite 700A
                               Minneapolis, Minnesota            55403
                    (Address of Principal Executive Offices)   (Zip Code)

                                 (612) 332-9141
              (Registrant's Telephone Number, including Area Code)

                                                Copy to:
        David D. Deming
        Leuthold & Anderson, Inc.               Richard L. Teigen
        100 North Sixth Street                  Foley & Lardner
        Suite 700A                              777 East Wisconsin Avenue
        Minneapolis, Minnesota  55403           Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)

   Registrant has registered an indefinite number of shares of its common stock, $0.0001 par value, under the Securities Act of 1933 and filed its required Rule 24f-2 Notice for Registrant's fiscal year ending September 30, 1996 on November 22, 1996.

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing become effective (check appropriate box):

   [X]  immediately upon filing pursuant to paragraph (b)

   [_]  on (date) pursuant to paragraph (b)

   [_]  60 days after filing pursuant to paragraph (a)(1)

   [_]  on (date) pursuant to paragraph (a)(1)

   [_]  75 days after filing pursuant to paragraph (a)(2)

   [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:

   [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
   __________________________________________________________________________
   The Exhibit Index is located at page __ of the sequential numbering system.

                              LEUTHOLD FUNDS, INC.

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)
                                       Caption or Subheading in
                                       Prospectus or Statement of
    Item No. on Form N-1A              Additional Information


    PART A - INFORMATION REQUIRED IN PROSPECTUS
    1.   Cover Page                    Cover Page

    2.   Synopsis                      Fund Expenses

    3.   Financial Highlights          Financial Highlights; Total
                                       Return

    4.   General Description of        Investment Objective;
         Registrant                    Investment Policies;
                                       Investment Risks; Who
                                       Should Invest;
                                       Implementation of Policies;
                                       Investment Restrictions

    5.   Management of the Fund        Management of the Fund;
                                       Investment Adviser;
                                       Administration of the Fund


    5A.  Management's Discussion of    Included in Annual Report
         Fund Performance              to Shareholders

    6.   Capital Stock and Other       Dividends, Capital Gains
         Securities                    and Taxes; General
                                       Information; Other Leuthold
                                       Services

    7.   Purchase of Securities Being  The Share Price of the
         Offered                       Fund; Opening an Account
                                       and Purchasing Shares; When
                                       Your Account Will be
                                       Credited

    8.   Redemption or Repurchase      Selling Your Shares;
                                       Important Information About
                                       Telephone Transactions;
                                       Transferring Registration

    9.   Legal Proceedings                  *


    PART B - INFORMATION REQUIRED IN STATEMENT
             OF ADDITIONAL INFORMATION

    10.  Cover Page                    Cover Page

    11.  Table of Contents             Table of Contents

    12.  General Information and            *
         History

    13.  Investment Objectives and     Investment Restrictions;
         Policies                      Investment Considerations

    14.  Management of the Fund        Directors and Officers of
                                       the Corporation

    15.  Control Persons and           Directors and Officers of
         Principal Holders of          the Corporation; Ownership
         Securities                    of Management and Principal
                                       Shareholders; Investment
                                       Adviser, Administrator,
                                       Custodian, Transfer Agent
                                       and Account Services Agent

    16.  Investment Advisory and       Investment Adviser,
         Other Services                Administrator, Custodian,
                                       Transfer Agent and Account
                                       Services Agent; Independent
                                       Accountants

    17.  Brokerage Allocation          Allocation of Portfolio
                                       Brokerage

    18.  Capital Stock and Other       Included in Prospectus
         Securities                    under "General Information"

    19.  Purchase, Redemption and      Included in Prospectus
         Pricing of Securities Being   under "The Share Price of
         Offered                       the Fund"; "Opening an
                                       Account and Purchasing
                                       Shares"; "When Your Account
                                       Will Be Credited"; "Selling
                                       Your Shares"; "Important
                                       Information About Telephone
                                       Transactions";
                                       "Transferring
                                       Registration";
                                       Determination of Net Asset
                                       Value; Systematic
                                       Withdrawal Plan
    20.  Tax Status                    Taxes

    21.  Underwriters                            *

    22.  Calculations of Performance   Performance Information
         Data

    23.  Financial Statements          Financial Statements

   _______________________
   * Answer negative or inapplicable

PROSPECTUS

January 31, 1997


                         Leuthold
                   Asset Allocation Fund

NEW ACCOUNT INFORMATION:
Investor Information Department.............. 1-800-273-6886

TABLE OF CONTENTS

Fund Expenses............................................  2
Financial Highlights.....................................  2
Total Return.............................................  2
Investment Objective.....................................  3
Investment Policies......................................  3
Investment Risks.........................................  3
Who Should Invest........................................  4
Implementation of Policies...............................  4
Investment Restrictions..................................  8
Management of the Fund...................................  8
Investment Adviser.......................................  9
Administration of the Fund...............................  9
Dividends, Capital Gains and Taxes......................  10
The Share Price of the Fund.............................  10
General Information.....................................  11

SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares................. 12
Choosing a Distribution Option........................... 13
Tax Caution.............................................. 13
Additional Information................................... 13
When Your Account Will Be Credited....................... 14
Selling Your Shares...................................... 14
Important Information About Telephone Transactions....... 15
Transferring Registration................................ 15
Other Leuthold Services.................................. 15


INVESTMENT OBJECTIVE AND POLICIES

Leuthold Funds, Inc. is an open-end diversified investment company consisting of a single portfolio, the Leuthold Asset Allocation Fund (the "Fund"), that seeks total return (i.e., capital change plus income) consistent with prudent investment risk over the long term. The Fund invests in common stocks and other equity securities, bonds and other fixed-income securities, and money market instruments in proportions consistent with their expected returns and risks as evaluated by Leuthold & Anderson, Inc., the Fund's adviser (the "Adviser").
See "INVESTMENT POLICIES" and "IMPLEMENTATION OF POLICIES." The Adviser believes that seeking total return involves minimizing market risk. There is no assurance that the Fund will achieve its stated objective.


OPENING AN ACCOUNT
To open a regular (non-retirement) account, please complete and return the Purchase Application. If you need assistance in completing this Form, please call our Investor Information Department. The minimum initial investment is $10,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts and Individual Retirement Accounts (IRAs). To open an IRA, please use a Leuthold IRA Application. To obtain a copy of this form, call 1-800-273-6886, Monday through Friday from 8:00 a.m. to 7:00 p.m. (Central time). The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory and administrative services.


ABOUT THIS PROSPECTUS

This Prospectus is designed to set forth concisely the information you should know about the Fund before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND EXPENSES

The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The Annual Fund Operating Expenses are based on the amounts set forth in the table.


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Redemption Fees                                   None <F1>
Exchange Fees                                     None

ANNUAL FUND OPERATING EXPENSES
Management Fees                                   0.90%
12b-1 Fees                                        None
Other Expenses (after reimbursements) <F2>        0.35%

  TOTAL FUND OPERATING EXPENSES
  (after reimbursements) <F2>                     1.25%


<F1> A fee of $10.00 is charged for each wire redemption.

<F2> Annualized for the period November 20, 1995 (commencement of operations)
     through September 30, 1996. Absent reimbursements, Other Expenses and Total Fund Operating Expenses for the Fund for such period would have been 0.65% and 1.55% respectively.

The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

    1 Year    3 Years    5 Years    10 Years
    ------    -------    -------    --------
     $13        $40        $69        $151

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown. See "Investment Adviser" and "Administration of the Fund" for a more complete discussion of applicable management fees.


FINANCIAL HIGHLIGHTS

The financial information of a share of the Leuthold Asset Allocation Fund
(the "Fund") outstanding during the period from November 20, 1995 (commencement of operations) to September 30, 1996 included in this table has been audited by Arthur Andersen LLP, the Fund's independent accountants. The table should be read in conjunction with the financial statements and related notes contained in the Fund's Annual Report to Shareholders, copies of which may be obtained, without charge, upon request. The Fund's Annual
Report to Shareholders also contains further information about the performance of the Fund.

                                                   Nov. 20, 1995 <F3>
                                                        through
Per Share Data:                                      Sept. 30, 1996
                                                     --------------

Net asset value, beginning of period                    $10.00
                                                        ------
Income from investment operations:
  Net investment income                                   0.38
  Net realized and unrealized
   gain on investments                                    0.16
                                                        ------
  Total from investment operations                        0.54
                                                        ------
Less distributions from
 net investment income                                  (0.36)
                                                        ------
Net asset value, end of period                          $10.18
                                                        ======
Total return <F4>                                        5.43%

Supplemental data and ratios:
  Net assets, end of period                        $31,740,501

  Ratio of expenses to average
   net assets <F5>                                       1.25%

  Ratio of net investment income
   to average net assets <F5>                            4.44%

  Portfolio turnover rate                              103.30%

  Average commission rate paid                         $0.0600

<F3> Commencement of operations.

<F4> Not annualized for the period November 20, 1995 through September 30, 1996.

<F5> Annualized for the period November 20, 1995 through September 30, 1996.
     Without expense reimbursements of $77,769 for the period November 20, 1995 through September 30, 1996, the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 4.14%.


TOTAL RETURN
From time to time the Fund may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the original investment. The "total return" of the Fund refers to the average annual compounded rates of return over stated periods or for the life of the Fund (which periods will be stated in the advertisement) which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees.

Additionally, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lipper Balanced Fund Index and the Lipper Flexible Fund Index.


INVESTMENT OBJECTIVE

THE FUND SEEKS TOTAL RETURN CONSISTENT WITH PRUDENT INVESTMENT RISK OVER THE LONG TERM

The objective of the Fund is to seek total return (i.e., capital change plus income) consistent with prudent investment risk over the long term. Capital change includes both realized and unrealized changes. The Fund's investment adviser, Leuthold & Anderson, Inc. (the "Adviser"), believes that seeking total return involves minimizing market risk. The Adviser believes that maintaining profits when the market declines is as important as earning profits. There is no assurance that the Fund will achieve its stated objective.


INVESTMENT POLICIES

THE FUND INVESTS IN EQUITY SECURITIES, FIXED-INCOME SECURITIES AND MONEY MARKET INSTRUMENTS IN VARYING PROPORTIONS

The Fund will allocate its assets among common stocks and other equity securities, bonds and other fixed-income securities, and money market instruments. The Fund may also, at times, invest indirectly in such securities through investments in registered investment companies. See "IMPLEMENTATION OF POLICIES" for a discussion of the types of equity and fixed-income securities in which the Fund may invest. The Adviser allocates the Fund's assets among equity securities, fixed-income securities and money market instruments in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the Adviser's disciplined valuation methodology. There are no limitations on the amount of the Fund's assets which may be allocated to each of the three asset classes (equity securities, fixed-income securities and money market instruments). However, except under what the Adviser considers unusual circumstances, equity securities will comprise 30% to 70% of the Fund's total assets. Fixed-income securities also typically will constitute 30% to 70% of the Fund's total assets. Money market instruments will typically not exceed 20% of the Fund's total assets. For purposes of determining such proportions, investments in equity funds will be classified as equity securities, investments in fixed-income funds will be classified as fixed-income securities and investments in money market funds will be classified as money market securities. The Fund is managed without regard to tax ramifications.

In estimating the relative attractiveness of each asset class, the Adviser takes into account various factors. The Adviser initially begins the allocation process by analyzing the government bond market, both domestic and foreign, considering both economic and monetary factors and forecasting the trend of inflation. It attempts to determine what risks and returns U.S. Treasury securities present over the next one to five years. The Adviser then assesses the probability that common stocks as an asset class will perform better. In doing so, it will consider The Leuthold Group's Major Trend Index, which index comprises over 170 individual components that are evaluated weekly. Key elements include stock market intrinsic value benchmark studies, economic and monetary factors, inflation and interest rate levels and trends, equity investor attitudinal factors, equity supply/demand considerations and technical stock market measures.

Once expected return and volatility (risk) estimates are developed for each asset class, the Adviser will implement and maintain a particular allocation strategy. See "Implementation of Policies" for a description of the securities in which the Fund invests and other investment practices of the Fund.

The investment objective and policies of the Fund (other than those indicated in "Investment Restrictions") are not fundamental and so may be changed by the Board of Directors without shareholder approval.


INVESTMENT RISKS

THE FUND IS SUBJECT TO STOCK AND BOND MARKET RISK

Depending on the Adviser's allocation of the Fund's assets among stocks, bonds and money market instruments, investors in the Fund may be exposed to the market risk of common stocks and bonds.

Stock market risk is the possibility that stock prices in general will decline over short or even extended periods. This risk is in addition to the risks inherent in the individual stock selections made by the Adviser which are discussed in "Implementation of Policies."

Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. The risk of bonds declining in value, however, may be offset in whole or in part by the higher level of income that bonds provide. In addition to bond market risks, individual issues of bonds may be subject to the risk that the issuer may not be able to make scheduled interest and principal payments. This risk is discussed in "Implementation of Policies."

While the Fund invests in stocks, bonds and money market instruments in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the Adviser may, at certain times, result in a portfolio with a primary emphasis on common stocks, the Fund may from time to time exhibit a level of volatility which is more consistent with a common stock portfolio than a balanced portfolio. However, under normal circumstances, the volatility of the Fund's total return is expected to be less than that of a common stock portfolio, as represented, for example, by the S&P 500 Index.

THE ADVISER MAY FAIL TO ANTICIPATE MARKET ADVANCES OR DECLINES

Investors should also be aware that the investment results of the Fund depend, in part, upon the Adviser's ability to anticipate correctly the relative performance and risk of stocks, bonds and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been a difficult strategy to implement successfully. While the Adviser has substantial experience in asset allocation, there can be no assurance that the Adviser will correctly anticipate relative asset class performance in the future on a consistent basis. The Fund's investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline. Moreover, since the Fund's common stock investments will not parallel the S&P 500 Index or any other broad market index, it is possible that the Fund's common stock investments may outperform or underperform the stock market in general. Similarly, the Fund's performance could deteriorate if the Fund were substantially invested in bonds at a time when interest rates moved adversely.

WHO SHOULD INVEST

LONG-TERM INVESTORS SEEKING TOTAL RETURN

The Fund is designed for investors seeking total return through an investment vehicle which provides an actively managed mix of equity securities, fixed-income securities and money market instruments. Because the Fund can and may have a large percentage of its portfolio invested in common stocks, investors in the Fund should be willing to accept certain risks, including the potential for sudden, sometimes substantial declines in market value.

Due to the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its shares.

No assurance can be given that the Fund will achieve its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Also, there can be no guarantee that the Adviser will correctly anticipate fluctuations in the stock and bond markets in its effort to attain total return while minimizing risk.


IMPLEMENTATION OF POLICIES

THE FUND MAY INVEST IN STOCKS AND OTHER EQUITY SECURITIES
In an effort to maximize its total investment return, the Fund utilizes a number of investment practices.

Structuring a common stock portfolio begins with the Adviser overlaying current and expected economic conditions against a detailed broad sector (investment styles) risk/reward framework. The Adviser develops a broad sector strategy based on historical and expected relationships between large capitalization stocks (i.e., $1 billion or more) and small capitalization stocks (i.e., less that $1 billion); between "growth" stocks (high price/earnings ratio), "value" stocks (low price/earnings ratio) and "cyclical" stocks (economically sensitive); and between aggressive stock groups and defensive stock groups.

Utilizing the broad sector (style) strategy, the Adviser determines individual sector/group allocations focusing on traditional economic and industrial sectors (e.g., housing, energy, food) as well as conceptual ("office of the future") and quantitative ("superior dividend payers") themes. The Adviser continually monitors over seventy sectors and themes both on a fundamental and technical basis. Finally, the Adviser selects individual stocks to achieve the desired sector exposure.

Individual stocks are selected from within the sector framework, utilizing a detailed composite ranking system in conjunction with the judgment of the Adviser. The Adviser: (1) ranks each stock on numerous fundamental factors such as earnings growth and price/earnings ratio, technical factors such as price movement and relative strength, and sentiment factors such as insider activity and short sales ratio; (2) formulates a weighted composite total score for each stock; and (3) gives a ranking score for each stock. Stocks with the higher ranking scores are expected to outperform the broad market averages as well as the sector index.

In addition to investing directly in common stocks, the Fund may, at times, invest indirectly in common stocks by investing in registered investment companies which invest in common stocks. The Fund may do so to obtain (a) exposure to international equity markets by investing in international funds,
(b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

The Fund may also occasionally invest in preferred stocks and warrants. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants are securities permitting, but not obligating, their holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

THE FUND MAY INVEST IN FIXED-INCOME SECURITIES
The principal components of the Fund's fixed-income portfolio typically will be U.S. Treasury Notes and Bonds. The Fund may also invest in corporate fixed-income securities, including high-yield securities commonly known as "junk bonds", and fixed-income securities of foreign issuers. The average portfolio maturity of the Fund's bond portfolio will depend on the Adviser's view of interest rate trends considering both fundamental economic indicators and technical market indicators. The Fund may also invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

The Fund may, at times, invest indirectly in fixed-income securities by investing in registered investment companies which invest in such securities. The Fund may do so to obtain (a) diversified exposure to corporate fixed-income securities (including high yield or "junk" bonds) by investing in income funds or (b) diversified exposure to international markets by investing in international income funds.

THE FUND MAY INVEST IN MONEY MARKET INSTRUMENTS
The Fund's money market instruments may include (a) U.S. Treasury Securities with a remaining maturity of less than 90 days, (b) repurchase agreements,
(c) high quality commercial paper issued by corporations rated (at the time of purchase) in the highest category by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") with a remaining maturity of less than 90 days, or (d) commercial paper master demand notes rated in the highest category by S&P or Moody's. Commercial paper master demand notes are unsecured demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and which adjust when such lending rates change.

THE FUND MAY INVEST IN SMALL CAP STOCKS

The Fund may invest directly in small capitalization stocks and may, at times, invest in registered investment companies which invest in small capitalization stocks. Investments in smaller capitalization companies may offer greater potential for capital appreciation than larger companies. However greater market risks are often associated with these companies. They may have limited product lines, markets, market share and financial resources or they may be dependent on a small or inexperienced management team. These stocks may trade less frequently and in more limited volume and be subject to greater and more abrupt price swings than stocks of larger companies.

THE FUND MAY INVEST IN FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in securities of foreign issuers. In addition, a registered investment company in which the Fund may invest may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of an underlying registered investment company's investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received by a registered investment company in which the Fund invests may be reduced by withholding and other taxes imposed by such countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk, and may be in default or present the risk of default.

Since the Fund or a registered investment company in which the Fund may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Fund's assets from the perspective of U.S. investors. Certain registered investment companies, but not the Fund, may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

The Fund may hold securities of U.S. and foreign issuers in the form of American Depositary Receipts ("ADRs") or American Depositary Shares ("ADSs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs and ADSs will be deemed to be investments in equity securities representing the securities of foreign issuers into which they may be converted.

THE FUND MAY BE EXPOSED TO THE RISKS OF INVESTING IN CORPORATE DEBT SECURITIES INCLUDING HIGH-YIELD SECURITIES

The Fund may invest in corporate debt securities, including bonds and debentures (which are long-term), and notes (which may be short or long-term). A registered investment company in which the Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody's. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund (and registered investment companies in which the Fund may, at times, invest in) may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower-grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca and C are regarded by S&P and Moody's, respectively, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. For additional information on the ratings used by S&P and Moody's and a description of low-rated securities, see the Statement of Additional Information.

Low-rated securities are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for low-rated securities has expanded rapidly in recent years.

The market for low-rated securities is generally thinner and less active than that for higher quality securities, which would limit the ability of the Fund (or a registered investment company in which the Fund invests) to sell such securities at fair value in response to changes in the economy or the financial markets. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. For additional information about the risks of investing in low-rated securities, see the Statement of Additional Information.

THE FUND MAY INVEST IN SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES
The Fund may invest up to 25% of its net assets in shares of registered investment companies. However, under normal market conditions, the Fund will not invest more than 5% of its net assets in such shares. The Fund will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund) if (a) the Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or
(b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If the Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company's shares.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and the Adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund would incur certain transactional costs without accomplishing any investment purpose.

THE FUND MAY BE EXPOSED TO CERTAIN ADDITIONAL RISKS AS A RESULT OF INVESTING IN SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES
Although the Fund will not concentrate its investments, registered investment companies in which the Fund invests may concentrate their investments within one industry (i.e. sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities. The Fund will not hold, however, more than 3% of any class of securities, including voting securities, of any registered investment company.

THE FUND MAY INVEST IN REGISTERED INVESTMENT COMPANIES WHICH UTILIZE STOCK AND BOND FUTURES CONTRACTS AND OPTIONS ON STOCK AND BOND FUTURES.

Futures contracts and options on futures contracts may be used for several reasons: to permit exposure to the stock market by investing in stock index futures while minimizing the transaction costs of holding each security comprising the index; to maintain cash reserves while simulating full investment; to facilitate trading; to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index; or to hedge against changes in interest rates.

The primary risks associated with the use of futures contracts and options are:
(i) imperfect correlation between the change in market value of the securities held by the registered investment company and the prices of futures contracts and options on futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor.

THE FUND MAY BORROW MONEY UNDER UNUSUAL CIRCUMSTANCES
The Fund may borrow money, subject to the limitations set forth below, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER MAY BE HIGH
Due to the active asset allocation approach employed by the Fund, the Fund's portfolio turnover rate may be high, but will generally not exceed 100% per year. A 100% portfolio turnover rate would occur, for example, if all of the Fund's securities were replaced within one year. Further, in order to comply with the "short-short" test of the Internal Revenue Service, it may be necessary for the Fund to modify its investment strategy and refrain from securities sales that it would otherwise make. Under the IRS's "short-short" test, a mutual fund must not receive more than 30% of its gross income from gains realized on securities held for less than 90 days. High portfolio turnover (i.e. over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income.


INVESTMENT RESTRICTIONS

THE FUND HAS ADOPTED CERTAIN FUNDAMENTAL RESTRICTIONS
The Fund has adopted certain restrictions in an attempt to reduce its exposure to specific situations. Some of these restrictions are that the Fund will not:

(a) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

(b) concentrate 25% or more of its total assets in securities of any one industry (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

(c) borrow money or issue securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund's total assets) or for emergency or extraordinary purposes;

(d) sell securities short, buy securities on margin, or write put or call options; and

(e) pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

These investment restrictions are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.


MANAGEMENT OF THE FUND
The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.


INVESTMENT ADVISER

LEUTHOLD & ANDERSON, INC. MANAGES THE FUND'S INVESTMENTS

The Fund employs Leuthold & Anderson, Inc. (the "Adviser"), 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota 55403, as its investment adviser. Under an investment advisory agreement dated October 30, 1995 (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

The Adviser was organized in August, 1987. Mr. Steven C. Leuthold, President, Treasurer and a Director of the Fund serves as the portfolio manager of the Fund and, as such, is responsible for the day-to-day management of its portfolio. Mr. Leuthold has been Chairman and Portfolio Manager for the Adviser since August, 1987. He has also been a Portfolio Manager for Leuthold, Weeden &Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Prior to founding The Leuthold Group, Mr. Leuthold was employed by Criterion Investment Management, Houston, Texas, as a portfolio manager for the Pilot Fund and the Industries Trend Fund.

The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Fund (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee based on the Fund's average daily net assets at the annual rate of 0.90%.

The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of directors who are not officers of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto. In addition to any reimbursement requirement required under the most restrictive applicable expense limitation of state securities commissions, the Adviser has voluntarily agreed to reimburse the Fund for expenses in excess of 1.25% of its average net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time.

The Advisory Agreement authorizes the Adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Adviser of the Fund believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. The Fund may also place orders with Weeden & Co., L.P., with which Steven C. Leuthold is affiliated, if the quality of the transaction and the commissions are comparable to what they would be with other qualified brokerage firms.


ADMINISTRATION OF THE FUND

FIRSTAR TRUST COMPANY ADMINISTERS THE FUND

The Fund has entered into an administration agreement (the "Administration Agreement") with Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Under the Administration Agreement, the Administrator prepares and maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of .05% of the first $100,000,000 of the Fund's average net assets, .04% of the next $400,000,000 of the Fund's average net assets, and .03% of the Fund's average net assets in excess of $500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $30,000.

Firstar Trust Company also provides custodial, transfer agency and accounting services for the Fund. Information regarding the fees payable by the Fund to Firstar Trust Company for these services is provided in the Statement of Additional Information.


DIVIDENDS, CAPITAL GAINS AND TAXES

THE FUND PAYS QUARTERLY DIVIDENDS AND ANY CAPITAL GAINS ANNUALLY

The Fund expects to pay dividends quarterly from ordinary income. Net capital gains distributions, if any, will be made annually.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31st of the prior year.

Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income.

Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN OR LOSS MAY BE REALIZED UPON EXCHANGE OR REDEMPTION

A sale or redemption of shares of the Fund is a taxable event and may result in a capital gain or loss.

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions may be subject to state and local taxes.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Purchase Application your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.


THE SHARE PRICE OF THE FUND
The Fund's share price or "net asset value" per share is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. The Fund's net asset value is determined at the close of regular trading (generally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.


GENERAL INFORMATION
The Fund is a Maryland corporation. The Articles of Incorporation permit the Directors to issue 500,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering one class of shares.

The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

All securities and cash of the Fund are held by Firstar Trust Company, which also serves as the Fund's Transfer and Dividend Disbursing Agent. Arthur Andersen LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.


SHAREHOLDER GUIDE

OPENING AN ACCOUNT AND PURCHASING SHARES
You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return a Purchase Application and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $10,000 minimum initial investment requirement or $1,000 for Uniform Gifts/Transfers to Minors Act accounts and Individual Retirement Accounts (IRAs). You must open a new IRA by mail (IRAs may not be opened by wire) using a Leuthold IRA Application. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-800-273-6886. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

Because of the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase request. The Fund also reserves the right to suspend the offering of shares for a period of time.

The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).


ADDITIONAL INVESTMENTS TO EXISTING ACCOUNTS

Subsequent investments to any account may be made by mail or wire. The minimum subsequent investment is $100.

PURCHASING BY MAIL
Complete and sign the enclosed Purchase Application.

NEW ACCOUNT - Please include the amount of your initial investment on the Purchase Application, make your check payable to Leuthold Asset Allocation Fund and mail to:
  Leuthold Funds, Inc.
  c/o Firstar Trust Company
  Mutual Fund Services
  P.O. Box 701
  Milwaukee, Wisconsin 53201-0701

For registered, overnight courier or express mail, send to:

  Leuthold Funds, Inc.
  c/o Firstar Trust Company
  Mutual Fund Services
  3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund.

ADDITIONAL INVESTMENTS - Additional investments should include the Additional Investment Form attached to your Fund confirmation statements. Please make your check payable to Leuthold Asset Allocation Fund, write your account number on your check and, using the return envelope provided, mail to one of the addresses indicated for new accounts.

All written requests should be mailed to one of the addresses indicated for new accounts. DO NOT send registered, overnight or express mail to the post office box address.

PURCHASING BY WIRE
Money should be wired to:
  Firstar Bank Milwaukee, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202
  ABA Number 0750-00022
  For credit to: Firstar Trust Company MFS
  Account Number 112952137
For further credit to: Leuthold Asset Allocation Fund, "shareholder name and account number"

BEFORE WIRING
To assure proper receipt, please be sure to contact our Investor Information Department at 1-800-273-6886 before wiring and to include the above-referenced information. If you are opening a new account, please complete the Purchase Application and mail it to the "New Account" address after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

TELEPHONE PURCHASE AND AUTOMATIC INVESTMENT
The Telephone Purchase option lets you move money from your bank account to your Leuthold Asset Allocation Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have your Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Trust Company must receive both the purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. Telephone transactions may not be used for initial purchases of Fund shares. The minimum amount that can be transferred by telephone is $100.
If you choose the Automatic Investment option, money will be moved from your bank account to your Leuthold Asset Allocation Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) you select, and may be in any amount subject to a $50 minimum. To establish these options, complete the appropriate sections of the Purchase Application. Please call our Investor Information Department at 1-800-273-6886 if you have questions. Please wait three weeks before using the service.


CHOOSING A DISTRIBUTION OPTION
You must select one of three distribution options:

1. AUTOMATIC REINVESTMENT OPTION - Both dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you unless you specify one of the other options.

2. CASH DIVIDEND OPTION - Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

3. ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may change your option by calling our Investor Information Department at 1-800-273-6886.


TAX CAUTION

INVESTORS SHOULD ASK ABOUT THE TIMING OF CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS BEFORE INVESTING

Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, while income dividends are generally paid quarterly in March, June, September and December. For additional information on distributions and taxes, see the section entitled "Dividends, Capital Gains, and Taxes."


ADDITIONAL INFORMATION

SIGNATURE GUARANTEES - For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that the Fund deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES - Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

BROKER-DEALER PURCHASES - If you purchase shares in the Fund through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES - The Fund will not cancel any trade (e.g., a purchase or redemption) believed to be authentic, received in writing or by telephone, once the trade has been received.


WHEN YOUR ACCOUNT WILL BE CREDITED

Your trade date is the date on which your account is credited. If your purchase is made by check or Federal Funds wire and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date. The Fund will not accept third-party checks to open an account. Please be sure your purchase check is made payable to "Leuthold Asset Allocation Fund." If a purchase is cancelled due to nonpayment or because a check does not clear (and, therefore, the account is required to be redeemed), the purchaser will be responsible for any loss the Fund incurs. The transfer agent charges a $20.00 fee against a shareholder's account for any check that does not clear.


SELLING YOUR SHARES
You may withdraw any portion of the funds in your account by redeeming shares at any time (please see "Important Redemption Information"). You may initiate a request by writing or by telephoning. Your redemption proceeds will be mailed no later than the seventh day after the receipt of the request in Good Order, except that when a purchase has been made by check, the Fund can hold payment on redemption until it is reasonably satisfied the check has cleared. (This may normally take up to 3 days for local personal or corporate checks and up to 7 days for other personal or corporate checks.) Your redemption proceeds will be mailed upon clearance of the purchase check. If you redeem by telephone and request wire payment, such payment will normally be made in Federal Funds on the next business day.

SELLING BY MAIL - Requests should be mailed to Leuthold Funds, Inc., c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (For registered, overnight courier or express mail, send your request to Leuthold Funds, Inc., c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Do not send to Firstar Trust Company's post office address.)

The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund.

If you are requesting a redemption of shares from an Individual Retirement Account (IRA), you must include instructions regarding federal income tax withholding. Unless otherwise indicated, such a redemption, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

The redemption price of shares will be the Fund's net asset value next determined after Firstar Trust Company has received all required documents in Good Order.

DEFINITION OF GOOD ORDER - Good Order means that the request includes the following:

1.The account number and Fund name.

2.The amount of the transaction (specified in dollars or shares).

3.Signatures of all owners exactly as they are registered on the account.

4.Any required signature guarantees.

5.Other supporting legal documentation that might be required in the case of estates, corporations, trusts and certain other accounts.

6.Any certificates you hold for the account.

If you have questions about this definition as it pertains to your request, please call our Investor Information Department at 1-800-273-6886.

SELLING BY TELEPHONE - To sell shares by telephone, you or your pre-authorized representative may call our Investor Information Department at 1-800-273-6886. The proceeds will be sent to you by mail, unless you request wire payment. If you redeem by telephone and request wire payment, such payment will normally be made in Federal Funds on the next business day. Firstar Trust Company will wire redemption proceeds only to the bank and account designated on your Purchase Application or in written instructions (with signature guarantee) subsequently received by Firstar Trust Company, and only if the bank is a commercial bank located within the United States. Firstar Trust Company charges a fee (currently $10.00, but subject to change without notice) for each payment made by wire of redemption proceeds, which fee will be deducted from your account. Please see "Important Information About Telephone Transactions."

TELEPHONE REDEMPTION & SYSTEMATIC WITHDRAWAL - The Telephone Redemption option lets you move money from your Fund account to your bank account via Electronic Funds Transfer (EFT) at your request. If you select the Systematic Withdrawal option, money will be automatically moved from your Fund account to your bank account according to the schedule you have selected. The Systematic Withdrawal option may be in any amount subject to a $100 minimum. You may elect these options by completing the appropriate sections of the Purchase Application. If money is moved via EFT, you will not be charged for these services.

IMPORTANT REDEMPTION INFORMATION - Shares purchased may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.

DELIVERY OF REDEMPTION PROCEEDS - Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Firstar Trust Company in Good Order.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

MINIMUM ACCOUNT BALANCE REQUIREMENTS - Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem involuntarily shares in any account that is below $1,000. You will be notified if the value of your account is below this minimum account balance requirement. You will then be allowed 60 days to make an additional investment before the account is liquidated. If an account is liquidated, the proceeds will be promptly paid to the shareholder.


IMPORTANT INFORMATION ABOUT TELEPHONE TRANSACTIONS
To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, the Fund adheres to the following security procedures:

1. SECURITY CHECK - To request a transaction by telephone, the caller must know
   (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

2. PAYMENT POLICY - The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. The proceeds of any telephone redemption by wire will be wired only to the bank and account designated on the Purchase Application or in written instructions (with signature guarantee) subsequently received by Firstar Trust Company from the registered shareowner, and only if the bank is a commercial bank located within the United States.

Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. The Fund believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If the Fund or Firstar Trust Company fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.


TRANSFERRING REGISTRATION
You may request transfer of the registration of any of your Fund shares to another person by writing to: Leuthold Funds, Inc., c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The request must be in Good Order. For further instructions, please call our Investor Information Department at 1-800-273-6886.


OTHER LEUTHOLD SERVICES
For more information about any of these services, please call our Investor Information Department at 1-800-273-6886.

Firstar Trust Company will send you a confirmation statement each time you initiate a transaction in your account. You will also receive an account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

Financial Reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.

INVESTOR INFORMATION DEPARTMENT:
1-800-273-6886

TELE-ACCOUNT FOR 24-HOUR ACCESS:
1-800-273-6886

TELECOMMUNICATION SERVICE FOR THE HEARING-IMPAIRED:
1-800-684-3416

TRANSFER AGENT:
Firstar Trust Company
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201-0701
(Regular Mail Address)

MUTUAL FUND SERVICES
3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin  53202
(Overnight or Express Mail Address)

   STATEMENT OF ADDITIONAL INFORMATION                       JANUARY 31, 1997



                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 700A
                          Minneapolis, Minnesota  55403








             This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Leuthold Funds, Inc. dated January 31, 1997. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.


                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS

                                                                     Page No.


   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .    1

   INVESTMENT CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . .    3

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . .   11

   OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS  . . . . . . . . .   14

   INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,  TRANSFER AGENT AND
        ACCOUNT SERVICES AGENT . . . . . . . . . . . . . . . . . . . . .   14

   DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . .   17

   SYSTEMATIC WITHDRAWAL PLAN  . . . . . . . . . . . . . . . . . . . . .   18

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . .   18

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

   STOCKHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . .   21

   PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .   22

   DESCRIPTION OF SECURITIES RATINGS . . . . . . . . . . . . . . . . . .   23

   INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . .   27

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   27


        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

        This Statement of Additional Information does not constitute an offer to sell securities.


                             INVESTMENT RESTRICTIONS

             As set forth in the Prospectus dated January 31, 1997, of Leuthold Funds, Inc. (the "Corporation") under the caption "INVESTMENT OBJECTIVE," the investment objective of the Leuthold Asset Allocation Fund (the "Fund") is to seek total return (i.e. capital change plus income) consistent with prudent investment risk over the long term. Consistent with this investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             2. The Fund will not sell securities short, buy securities on margin, or write put or call options.

             3. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund's total assets) or for emergency or extraordinary purposes. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

             4. The Fund will not pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

             5. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

             6. The Fund will not make loans, except it may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans. The Fund has determined not to enter into repurchase agreements with respect to more than 5% of its net assets during the fiscal year ending September 30, 1997.

             7. The Fund will not concentrate more than 25% of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

             8. The Fund will not make investments for the purpose of exercising control or management of any company.

             9. The Fund will not purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships.

             10. The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

             11. The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

             The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Fund's Board of Directors without stockholder approval. These additional restrictions are as follows:

             1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund's investment adviser.

             2. The Fund will not invest more than 5% of the Fund's total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             3. The Fund will not purchase illiquid securities if, as a result of such purchase, more than 5% of the total value of its total assets would be invested in such securities.

             4. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

             5. The Fund may purchase put or call options provided that the Fund's investments in such put or call options will be limited to 5% of the Fund's net assets.

             6. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of the Fund's net assets would be invested in shares of registered investment companies.

             The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

   Warrants and Put and Call Options

             As set forth in the Corporation's Prospectus, the Fund may invest in warrants and put and call options on securities.

             By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

             The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

             Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options.

   High Yield Securities

             As set forth in the Corporation's Prospectus, the Fund (or a registered investment company in which the Fund invests) may invest in high yield, high risk, lower-rated securities, commonly known as "junk bonds." Investments in such securities are subject to the risk factors outlined below.

             The high yield market is relatively new and at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

             The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

             Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's (or the underlying registered investment company's) assets.

             The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

             Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

             Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Fund (or a registered investment company in which the Fund invests) should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

   Futures Contracts

             A registered investment company in which the Fund invests may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

             A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

             Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

             A registered investment company in which the Fund invests may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying registered investment company will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the registered investment company's average yield as a result of the shortening of maturities.

             The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying registered investment company's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the investments being hedged. While a registered investment company in which the Fund invests will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

             A registered investment company in which the Fund invests may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying registered investment company would probably expect that an equivalent amount of futures contracts will be closed out.

             Unlike when a registered investment company in which the Fund invests purchases or sells a security, no price is paid or received by the registered investment company upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying registered investment company is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying registered investment company upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

             Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

             A registered investment company in which the Fund invests may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the registered investment company. The underlying registered investment company may close its positions by taking opposite positions which will operate to terminate its position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying registered investment company, and it realizes a loss or a gain. Such closing transactions involve additional commission costs.

             A stock index futures contract may be used to hedge an underlying registered investment company's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

             In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the registered investment company may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the registered investment company than if it had not entered into futures contracts on debt securities or stock indexes.

             The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, participants may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

             Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

             In order to assure that registered investment companies have sufficient assets to satisfy their obligations under their futures contracts, the registered investment companies in which the Fund invests are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid, high grade debt securities equal in value to the current value of the underlying instrument less the margin deposit.

             The risk to an underlying registered investment company from investing in futures is potentially unlimited. Gains and losses on investments in futures depend upon the underlying registered investment company's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

   Options on Futures Contracts

             A registered investment company in which the Fund invests may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying registered investment company may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. A registered investment company in which the Fund invests may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

             The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying registered investment company is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

             In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts,the purchase of options on futures contracts involves less potential risk to a registered investment company because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to a registered investment company in which the Fund invests when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

   Illiquid Securities

             The Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

   Lending Portfolio Securities

             The Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. However, the Fund has determined not to lend investment securities during the fiscal year ending September 30, 1997. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

             * David D. Deming -- Director, Vice President and Secretary.
   Mr. Deming, 37, has been President and Portfolio Manager of Leuthold & Anderson,Inc. (the "Adviser") since January 1, 1995. He has also been President and Marketing Director of Leuthold, Weeden & Associates, L.P., a Minneapolis investment advisory firm since April, 1994. Prior to joining Leuthold, Weeden & Associates, L.P., Mr. Deming was employed by The Leuthold Group, the institutional investment research division of Weeden & Co., L.P., a securities broker-dealer, from June 1, 1992 until April, 1994. Prior to joining The Leuthold Group, Mr. Deming was employed by Paine Webber, a securities broker-dealer, in Minneapolis as an account executive from September, 1991 until June, 1992. Mr. Deming graduated from the University of Wisconsin-La Crosse with a B.S. in Finance in 1982. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

             * Steven C. Leuthold -- Director, President and Treasurer. Mr. Leuthold, 59, has been Chairman and Portfolio Manager for the Adviser since August, 1987. He has also been a Portfolio Manager for Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. He is also a director of Minnesota Brewing Company, a public company engaged in contract and proprietary brewing.
   Mr. Leuthold graduated from the University of Minnesota with a B.S. in History in 1960. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

             * Charles D. Zender -- Director. Mr. Zender, 51, has been Managing Director of The Leuthold Group since January, 1991. Prior to such time, he served as a marketing/sales executive of The Leuthold Group since May, 1988. Mr. Zender graduated from the University of Northern Iowa with a B.A. in Accounting/Business Administration in 1970. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.


   ___________
        *Messrs. Leuthold, Deming and Zender are "interested persons" of the Corporation (as defined in the Act).


             John S. Chipman -- Director. Mr. Chipman, 70, has been Regent's Professor of Economics at the University of Minnesota since 1981. He was a Guest Professor at the University of Konstanz, Germany from 1986 to 1991 and was awarded an honorary doctorate from such institution in 1991. Mr. Chipman received his Ph.D in Economics from Johns Hopkins University in 1950. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

             Lawrence L. Horsch -- Director. Mr. Horsch, 62, has been a member of the Board of Directors of Boston Scientific Corp., a public company engaged in developing, producing and marketing medical devices, since February, 1995, when SCIMED Life Systems, Inc., a medical products company he helped organize in 1971, merged with Boston Scientific Corp. Prior to such merger, Mr. Horsch served in various capacities with SCIMED Life Systems, Inc., including Acting Chief Financial Officer from 1994 to 1995, Chairman of the Board from 1977 to 1994, and as a director from 1977 to 1995. He has also served as Chairman of Eagle Management & Financial Corp., a management consulting firm, since 1990. Mr. Horsch attended the College of St. Thomas and Northwestern University, where he received an M.B.A. in Finance in 1958. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

             Paul M. Kelnberger -- Director. Mr. Kelnberger, 53, joined Johnson, West & Co., PLC, a public accounting firm, in 1969 and has been a partner since 1975. He is also a director of Video Update, Inc., a public company engaged in owning, operating and franchising video rental superstores. Mr. Kelnberger is a Certified Public Accountant (CPA). His address is c/o Johnson, West & Co., PLC, 336 Robert Street North, Suite 1400, St. Paul, MN 55101.

             Elizabeth Page -- Vice President, Assistant Secretary. Ms. Page, 37, has been Operations Manager of the Adviser since 1988 and Operations and Compliance Director since January, 1995. Ms. Page graduated from the University of Wisconsin-Stout with a B.S. in Business Administration in 1982. Her address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

             Kristen Voigtsberger -- Vice President. Ms. Voigtsberger, 33, has been Account Administrator of the Adviser since 1990. Ms.
   Voigtsberger graduated from Pennsylvania State University in 1985 with a B.A. in Russian. Her address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

             The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $500 for each meeting of the Board of Directors attended. During the period from November 20, 1995 (commencement of operations) through September 30, 1996, the Corporation paid $6,000 in fees to such directors. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

             The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the period from November 20, 1995 through September 30, 1996:

                               COMPENSATION TABLE

                                                                    Total
                                                                  Compensa-
                                      Pension or                  tion from
                                      Retirement    Estimated    Corporation
                         Aggregate     Benefits       Annual      and Fund
                         Compensa-    Accrued As     Benefits      Complex
          Name of        tion from   Part of Fund      Upon        Paid to
          Person        Corporation    Expenses     Retirement    Directors

    David D. Deming          $0           $0            $0           $0

    Steven C. Leuthold       $0           $0            $0           $0

    Charles D. Zender        $0           $0            $0           $0

    John S. Chipman        $2,000         $0            $0         $2,000

    Lawrence L. Horsch     $2,000         $0            $0         $2,000

    Paul M. Kelnberger     $2,000         $0            $0         $2,000


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

             Set forth below are the names and addresses of all holders of the Fund's shares who as of December 31, 1996 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.

            Name and Address
          of Beneficial Owner        Number of Shares   Percent of Class

    Piper Trust Company, Trustee
    FBO Omnibus Reinvest
    222 S. 9th Street
    Minneapolis, MN  55402-3389         658,452(1)           21.8%

    Norwest Bank Minnesota, Trustee
    Interstate Medical Center
      Profit Sharing Plan
    U/A dated 6/1/84
    733 Marquette Avenue, #0036
    Minneapolis, MN  55479-0001           252,144             8.3%

    Paul K. Miller
    1809 Lydia Avenue
    St. Paul, MN  55113-1451              176,861             5.9%

    Officers and Directors as a
    Group (8 persons)                      88,654(1)(2)       2.9%
   _____________________________
        (1)  Includes 8,398 shares held in the Leuthold & Anderson Retirement
             Plan

        (2) Includes 69,470 shares held by the Steven Leuthold Trust, for which Albert Andrews, Jr. serves as sole trustee, and 10,786 shares held by the Steven C. Leuthold Family Foundation, a charitable trust controlled by Steven C. Leuthold.


                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                    TRANSFER AGENT AND ACCOUNT SERVICES AGENT

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND," the investment adviser to the Fund is Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Fund did not commence operations until November 20, 1996. During the period from November 20, 1995 through September 30, 1996, the Fund incurred advisory fees payable to the Adviser of $236,333. The Adviser is controlled by Steven C. Leuthold, its Chairman and principal shareholder.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2%. As of the date hereof, no such state law provision was applicable to the Fund. Additionally, the Adviser has voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund's daily net assets. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the period from November 20, 1995 (commencement of operations) through September 30, 1996, the Advisor reimbursed the Fund $77,769 for excess expenses.

             The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

             The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

             As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND," the administrator to the Corporation is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation. The Fund did not commence operations until November 20, 1995. During the period from November 20, 1995 through September 30, 1996, the Fund incurred fees of $24,689 payable to the Administrator pursuant to the Administration Agreement.

             Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

             Firstar Trust Company also serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. For its services as custodian, Firstar Trust Company is entitled to receive a fee, payable monthly, based on the annual rate of .02% of the net assets of the Fund (subject to a minimum annual $3,000 fee). In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

             Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Trust Company is entitled to receive fees at the rate of $13 per shareholder account (subject to a minimum annual fee of $21,000). Also, Firstar Trust Company is entitled to certain other transaction charges and reimbursement for expenses.

             In addition the Corporation has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses. During the period from November 20, 1995 (commencement of operations) through September 30, 1996, the Fund incurred fees of $20,751 payable to Firstar Trust Company pursuant to the Accounting Servicing Agreement.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "DETERMINATION OF NET ASSET VALUE," the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Options are valued at the latest quoted bid price. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

             The Fund has adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction with an affiliate person of the Fund (or an affiliate person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a type which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                           SYSTEMATIC WITHDRAWAL PLAN

             An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

             The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor.
   If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

             The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing thirty (30) days prior to the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold is a limited partner and director of Weeden. Weeden's institutional investment research division is designated The Leuthold Group, in which Steven C. Leuthold has a separate fifty-percent pecuniary interest. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter securities market generally involve transactions with dealers acting as principal for their own account, Weeden may not serve as the Fund's dealer in connection with such transactions. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided. The Fund did not commence operations until November 20, 1995. During the period from November 20, 1995 through September 30, 1996, the Fund paid brokerage commissions of $45,325 on transactions having a total market value of $121,323,358. During the same period, the Fund paid Weeden brokerage commissions of $27,821 (or 61.4% of the total commissions paid) on transactions having a total market value of $104,631,000 (or 86.2% of the Fund's aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                                      TAXES

             As set forth in the Prospectus under the caption "TAXES," the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

             Dividends from the Fund's earnings and profits, and distributions of the Fund's net long-term realized capital gains, are taxable to investors, whether received in cash or in additional shares of the Fund. The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the Fund from domestic corporations.

             Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

             This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

             The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

             The Fund's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             PERFORMANCE INFORMATION

             Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

   Where:    P    =    a hypothetical initial payment of $1,000
             T    =    average annual total return
             n    =    number of years
             ERV  =    ending redeemable value at the end of
                       the period of a hypothetical $1,000
                       payment made at the beginning of such
                       period

   This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

             Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

             The Fund's total return for the period from the Fund's commencement of operations (November 20, 1995) through September 30, 1996 was 5.43%. The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from November 20, 1995 through September 30, 1996 to keep aggregate annual operating expenses at or below 1.25% of daily net assets. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                        DESCRIPTION OF SECURITIES RATINGS

             As set forth in the Corporation's Prospectus, the Fund (or a registered investment company in which the Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth therein, the Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

             The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

             II.  Nature of and provisions of the obligation;

             III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

             AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

             BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             Moody's Bond Ratings.

             Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

             B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -    Leading market positions in well-established industries.

        -    High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS

             Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent accountants for the Fund.

                              FINANCIAL STATEMENTS

             The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1996, of the Fund (File No. 811-
   9094), as filed with the Securities and Exchange Commission on November 26, 1996:

             -    Report of Independent Public Accountants

             -    Statement of Assets and Liabilities as of September 30,
                  1996

             - Statement of Operations For the Period From November 20, 1995 (Commencement of Operations) through September 30, 1996

             - Statement of Changes in Net Assets For the Period From November 20, 1995 (Commencement of Operations) through September 30, 1996

             - Financial Highlights For the Period From November 20, 1995 (Commencement of Operations) to September 30, 1996

             -    Schedule of Investments as of September 30, 1996

             -    Notes to the Financial Statements


                                     PART C

                                OTHER INFORMATION

   Item 24.    Financial Statements and Exhibits

        (a.) Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Annual Report, dated September 30, 1996 (File No. 811-9094), of Leuthold Funds, Inc. (as filed with the Securities and Exchange Commission on November 26, 1996))

               Statement of Assets and Liabilities

               Statement of Operations

               Statement of Changes in Net Assets

               Financial Highlights

               Schedule of Investments

               Notes to the Financial Statements

        (b.)   Exhibits

               (1) Registrant's Articles of Incorporation (Exhibit 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (2) Registrant's Bylaws (Exhibit 2 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (3)   None

               (4) Specimen Class A Common Stock Certificate (Leuthold Asset Allocation Fund) (Exhibit 4 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (5) Investment Advisory Agreement with Leuthold & Anderson, Inc. relating to Leuthold Asset Allocation Fund (Exhibit 5 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

               (6)   None

               (7)   None

               (8) Custodian Agreement with Firstar Trust Company (Exhibit 8 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.1) Fund Administration Servicing Agreement with Firstar Trust Company relating to Leuthold Asset Allocation Fund (Exhibit 9.1 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.2) Transfer Agent Agreement with Firstar Trust Company relating to Leuthold Asset Allocation Fund (Exhibit 9.2 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

             (9.3) Fund Accounting Servicing Agreement with Firstar Trust Company (Exhibit 9.3 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (10) Opinion of Foley & Lardner, counsel for Registrant (Exhibit 10 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (11)   Consent of Arthur Andersen LLP.

              (12)   None

              (13) Subscription Agreement (Exhibit 13 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (14) Individual Retirement Custodial Account (Exhibit 14 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (15)   None

              (16) Schedule for Computation of Performance Quotations (Exhibit 16 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

              (17)   Financial Data Schedule

              (18)   None

   Item 25.  Persons Controlled by or under Common Control with Registrant

             Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.


   Item 26.  Number of Holders of Securities

                                            Number of Record Holders
                 Title of Class              as of December 31, 1996


         Class A Common Stock, $0.0001                 103
           par value (Leuthold Asset
                Allocation Fund)

   Item 27.  Indemnification

             Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

   Section 7.     Indemnification.

        A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

        B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

        C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

        E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

        F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

        G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

             Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser

             Incorporated by reference to pages 11 through 13 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.  Principal Underwriters

             Not Applicable.

   Item 30.  Location of Accounts and Records

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6),
   (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota; and all other records will be maintained by the Registrant's Administrator, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin.

   Item 31.  Management Services

             All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.  Undertakings

             Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

             Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 27th day of January, 1997.

                                      LEUTHOLD FUNDS, INC.
                                           (Registrant)


                                      By:  /s/ Steven C. Leuthold
                                           Steven C. Leuthold, President

             Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


        Name                     Title                      Date


   /s/ Steven C. Leuthold     President and Treasurer     January 27, 1997
   Steven C. Leuthold         (Principal Executive,
                              Financial and Accounting
                              Officer) and a Director

   /s/ David D. Deming        Director                     January 27, 1997
   David D. Deming


   /s/ Charles D. Zender      Director                    January 27, 1997
   Charles D. Zender


   /s/ John S. Chipman        Director                    January 27, 1997
   John S. Chipman


   /s/ Lawrence L. Horsch     Director                    January 27, 1997
   Lawrence L. Horsch


   /s/ Paul M. Kelnberger     Director                    January 27, 1997
   Paul M. Kelnberger

                                  EXHIBIT INDEX
          Exhibit No.                  Exhibit                Page No.

                (1)      Registrant's Articles of
                         Incorporation*
                (2)      Registrant's Bylaws*

                (3)      None

                (4)      Specimen Class A Common Stock
                         Certificate (Leuthold Asset
                         Allocation Fund)*

                (5)      Investment Advisory Agreement with
                         Leuthold and Anderson, Inc.
                         relating to Leuthold Asset
                         Allocation Fund*

                (6)      None

                (7)      None

                (8)      Custodian Agreement with Firstar
                         Trust Company*

              (9.1)      Fund Administration Servicing
                         Agreement with Firstar Trust
                         Company relating to Leuthold Asset
                         Allocation Fund*

              (9.2)      Transfer Agent Agreement with
                         Firstar Trust Company*

              (9.3)      Fund Accounting Servicing
                         Agreement with Firstar Trust
                         Company*

               (10)      Opinion of Foley & Lardner,
                         counsel for Registrant*

               (11)      Consent of Arthur Andersen LLP

               (12)      None

               (13)      Subscription Agreement*

               (14)      Individual Retirement Custodial
                         Account*

               (15)      None

               (16)      Schedule for Computation of
                         Performance Quotations*

               (17)      Financial Data Schedule
               (18)      None
   __________________________________

   *  Incorporated by reference.